UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2018

ENOCHIAN BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century City East Suite 906 Los Angeles, CA 90067 (Address of principal executive offices)

+1 +45 3133-4811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 7, 2018, Enochian Biosciences, Inc. (the “Company”), hired Luisa Puche as its full-time Chief Financial Officer to support the Company’s growth as an exchange listed Company.

Ms. Puche, aged 55, has worked as a senior accounting and financial advisor and as President of Puche Group, LLC, an audit, regulatory, and corporate advisory consultancy, since 2015. Between 2010 and 2014, Ms. Puche served in various senior executive roles at Brightstar Corp., a global wireless device services provider, including as Vice President and Global Controller and as Interim Chief Accounting Officer. Ms. Puche also previously worked at Ernst and Young, most recently as Associate Director of the Security & Technology Solutions Consulting Practice from 200 through 2004. Ms. Puche holds a BS in Accounting from Florida International University.

In connection with her employment as Chief Financial Officer, Ms. Puche will receive an annual salary of $200,000 and eligibility for a bonus, with a target of 40% of her annual salary. Ms. Puche will also be entitled to receive a grant of 60,000 stock options and 15,000 shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which will vest annually over three years.

Other than the foregoing, there are no arrangements or understandings between Ms. Puche and any person (including the Company) pursuant to which Ms. Puche was appointed to serve as Chief Financial Officer, and there are no actual or proposed transactions between Ms. Puche or any of her related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with her appointment as Chief Financial Officer.

Additionally, following the appointment of Ms. Puche, on January 9, 2019 the Company terminated the consulting agreement between its wholly-owned subsidiary Enochian BioSciences Denmark ApS and Crossfield, Inc. for the services of Robert Wolfe as part-time Chief Financial Officer of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Mark R. Dybul
Name: Mark R. Dybul Title: Executive Vice-Chair of the Board of Directors

Date: January 11, 2019

3